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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 17, 2005

                            STILLWATER MINING COMPANY
             (Exact name of registrant as specified in its charter)

               Delaware                1-13053             81-0480654
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     (State or Other Jurisdiction     (Commission        (IRS Employer
            of Incorporation)         File Number)     Identification No.)

        1321 Discovery Drive, Billings, Montana              59102
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        (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code   (406) 373-8700

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On the date hereof, Stillwater Mining Company (the "Company ") issued a press release announcing that it would be making a change in its accounting methodology for the amortization of capitalized mine development costs in connection with the review by the Securities and Exchange Commission ("SEC") of the Company's 2003 Annual Report on Form 10-K and 2004 Quarterly Reports on Form 10-Q. Such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On the date hereof, the Company also filed with the SEC a Form 12b-25 extending the deadline for filing the 2004 Annual Report on Form 10-K until March 31, 2005, primarily because the Company will require additional time to finalize its financial statements due to the change in accounting method.

The Company expects to file its 2004 Annual Report on Form 10-K with the SEC by the March 31, 2005 extended deadline. The Company also expects to file amendments to its 2003 Form 10-K and 2004 Form 10-Qs and release its 2004 earnings by such date.

ITEM 7.01    REGULATION FD DISCLOSURE.

On the date hereof, the Company issued a press release announcing that it was changing its accounting method for amortizing capitalized mine development costs and extending the deadline for filing its 2004 Annual Report on Form 10-K. Such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      The following exhibits are filed with this report:

      Exhibit Number      Description
      --------------      ------------------------------------------------------
      99.1                Press Release issued by the Company on March 17, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STILLWATER MINING COMPANY

Dated: March 17, 2005                    By:    /s/ John R. Stark
                                                --------------------------------
                                         Name:  John R. Stark
                                         Title: Vice President, Human
                                                Resources, Secretary and General
                                                Counsel